UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2016

PETROSHARE CORP.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	333-198881 (Commission File Number)	46-1454523 (I.R.S. Employer Identification No.)

7200 S. Alton Way, Suite B-220

Centennial, Colorado 80112

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code:  (303) 500-1160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.             Entry into a Material Definitive Agreement.

On October 13, 2016, PetroShare Corp. (the “Company”) entered into a revolving line of credit facility agreement (“Line of Credit Agreement”) with Providence Energy Partners III, LP, a Texas limited partnership (“PEP III”) and an affiliate of Providence Energy Operators, LLC (“Providence”), the lender under the Company’s original line of credit. The Line of Credit Agreement provides the Company the right to borrow up to $10 million, such credit available only for the acquisition and development of oil and gas properties.  All amounts borrowed under the Line of Credit Agreement accrue interest at the rate of 8% per annum and are due and payable in full on April 13, 2017.

Under the terms of the Line of Credit Agreement, the Company is prohibited from (i) incurring additional indebtedness other than amounts that may be outstanding from time to time under the Company’s existing line of credit with Providence or trade debt incurred in the ordinary course of business, (ii) making loans or advances to any third party except trade debt incurred in the ordinary course of business, and (iii) selling, leasing, or otherwise disposing of any material assets in excess of $100,000 in any calendar year except assets that may be sold to Providence under that certain Participation Agreement between the Company and Providence dated May 15, 2015. Amounts outstanding under the Line of Credit Agreement will be evidenced by a promissory note (“Promissory Note”) and the Promissory Note will be secured by a Deed of Trust, Mortgage, Assignment of Production, Security Agreement and Financing Statement (“Deed of Trust”) encumbering all of the Company’s oil and gas assets located in the Wattenberg Field, now owned or hereafter acquired, including leasehold interests, wells, equipment and any production from the wells.

The Line of Credit Agreement describes certain events of default, including the failure to pay any part of the principal or interest as and when due, the commencement of any proceeding under any bankruptcy, reorganization, arrangement, moratorium or similar law or statute, a breach of any of the covenants contained in the Promissory Note, Line of Credit Agreement or Deed of Trust and becoming insolvent or not paying any debts as they become due.  Upon the occurrence of an event of default, PEP III would have the right to declare the Promissory Note immediately due and payable.

In connection with the Line of Credit Agreement, the Company agreed to transfer and assign to PEP III ten percent (10%) of its working interest in 378 gross (170 net) acres in the Wattenberg Field, including the Company’s interest in the Jacobucci wells in which the Company is participating as a non-operator and any other wells that might be drilled on that acreage in the future.  PEP III has agreed to reimburse the Company for 10% of all its expenses incurred to date associated with the Jacobucci wells and to pay any future expenses incurred in connection with the interest assigned by the Company.  The effect of this assignment is to reduce the Company’s working interest in the Jacobucci wells to an average of approximately 17.6% per well.

The Line of Credit Agreement is not intended to provide any other factual information about the Company. The representations, warranties, and covenants contained in the Line of Credit Agreement were made only for purposes of the Agreement, including the allocation of risk between the parties, and as of specific dates, were solely for the benefit of the parties to the

Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Agreement.

A copy of the Line of Credit Agreement is attached to this report as Exhibit 10.1. The description of the document in this report is qualified in its entirety by reference to the Exhibit.  A copy of the Deed of Trust will be filed as an exhibit to this report by amendment as soon as the document is finalized.

Item 2.01.             Completion of Acquisition of Disposition of Assets

On October 14, 2016, the Company completed the acquisition of the royalty interests from Phyllis Dowell that were described in the Form 8-K filed with the Securities and Exchange Commission on October 12, 2016.  The assets acquired by the Company include royalty interests in 10 Jacobucci well sites located on its Todd Creek Farms prospect that are in the process of being drilled and/or cased by the operator.  Contemporaneous with the closing, Providence exercised its option to acquire 50% of the royalty interests. The Company borrowed $1,550,000 under the Line of Credit Agreement to pay its share of the purchase price of the royalty interests that were acquired from seller and to pay drilling costs.

Item 7.01.             Regulation FD Disclosure.

On October 18, 2016, the Company issued a press release announcing the execution of the Line of Credit Agreement and the acquisition of the royalty interests.  A copy of the press release is attached to this report as Exhibit 99.1.

The information furnished under this Item 7.01, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 9.01.             Financial Statements and Exhibits

See the Exhibit Index at the end of this report for a listing of the exhibits filed or furnished with this report.

Cautionary Note Regarding Forward-Looking Statements

This report and the press release contain certain forward-looking statements and information, including “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  The forward-looking statements and information expressed, as of the date of this report, the Company’s estimates, forecasts, projections, expectations or beliefs as to certain future events and results.  These forward-looking statements include, among others, statements regarding the benefits that the Company expects from proposed transactions and plans and objectives of management for future operations.  Forward-looking statements and information are necessarily based on a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, technical, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate.  Therefore, actual results and future events could differ materially from those anticipated in such statements and information.

Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, actions of third parties over which the Company has no control, receipt of working capital, the level of success in exploration, development and production activities, possible defects in title to properties, fluctuations in the market price of precious crude oil and natural gas, industry risks, possible federal and/or state initiatives related to regulation of hydraulic fracturing, risks related to permitting and the projected timeframes to receive the necessary permits, environmental risks and hazards, uncertainty as to calculation of crude oil and natural gas resources and reserves and other risks described in the Company’s report on Form 10-K for the year ended December 31, 2015 and other reports filed with the Securities and Exchange Commission.  Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof.  The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law.

All forward-looking statements and information made in this report and the press release are qualified by this cautionary statement.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PETROSHARE CORP.

Date: October 18, 2016	By:	/s/ Stephen J. Foley
Stephen J. Foley, Chief Executive Officer

Exhibit Index

The following is a list of the Exhibits filed or furnished with this report:

Exhibit
Number	Description of Exhibit

10.1	Revolving Line of Credit Facility Agreement between the Company and Providence Energy Partners III, LP dated October 13, 2016

99.1	Press release dated October 18, 2016